UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

AMNEAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38485	32-0546926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Blvd

Bridgewater, NJ 08807

(Address of Principal Executive Offices)

(908) 947-3120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Acquisition of Control of Kashiv Specialty Pharmaceuticals, LLC

On January 11, 2021, Amneal Pharmaceuticals LLC, a Delaware limited liability company (“Amneal”), a direct subsidiary of Amneal Pharmaceuticals, Inc., a Delaware Corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Kashiv BioSciences, LLC (“Kashiv”), pursuant to which, among other matters and on the terms and subject to the conditions of the Purchase Agreement, Amneal purchased from Kashiv 98% of the outstanding membership interests of Kashiv Specialty Pharmaceuticals, LLC (“KSP”), a direct subsidiary of Kashiv (the “Acquisition”). Pursuant to the Purchase Agreement, Amneal is required to pay Kashiv an upfront purchase price comprised of (i) a cash payment of $70 million at the closing of the Acquisition, which is subject to certain customary purchase price adjustments, and (ii) a cash payment of $30 million at the one-year anniversary of the execution of the purchase agreement. Kashiv is also eligible to receive up to an additional $8 million in contingent payments upon the achievement of certain regulatory milestones. In addition to the foregoing contingent payments, the Company has agreed to pay Kashiv certain royalty payments equal to an escalating percentage (from high single-digits to mid double-digits, depending on the net sales amount) of aggregate annual net sales for certain pharmaceutical products. The Purchase Agreement contains customary representations, warranties and covenants. The Acquisition will be financed with cash on hand and is expected to be consummated in the second quarter of 2021, subject to the satisfaction of customary closing conditions, including clearance under the Hart-Scott Rodino Antitrust Improvements Act.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, and Annual Report on Form 10-K for the fiscal year ended December 31, 2019, Kashiv is a related party and the Acquisition with Kashiv represents a related party transaction. Mr. Chirag Patel and Mr. Chintu Patel and their family members beneficially own, including through certain revocable or irrevocable trusts, together with other members, equity securities of Kashiv, and will continue to own a portion of the minority 2% interest in KSP after the Acquisition. Accordingly, the Conflicts Committee of the Company’s Board of Directors evaluated the Acquisition together with its advisors, and negotiated and approved the terms of the purchase agreement and the limited liability company agreement of KSP, which will become effective as of the closing of the Acquisition.

The descriptions of the Purchase Agreement is not intended to be complete and is qualified in their entirety by reference to the form attached hereto as Exhibit 2.2, and incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

In connection with a presentation to be made at an analyst conference on January 13, 2021, the Company reaffirms previously issued guidance with respect to the year ended December 31, 2020, as follows:

Full Year 2020 Financial Guidance
Net revenue	$1,950 million - $2,000 million
Adjusted gross margin	41% - 42%
Adjusted EBITDA (1)	$430 million - $460 million
Adjusted diluted EPS (2)	$0.55 - $0.65
Operating cash flow (3)	$170 million - $220 million
Capital expenditures	$60 million - $70 million
Weighted average diluted shares outstanding (4)	Approximately 300 million

(1)	Includes 100% of EBITDA from the AvKARE acquisition.
(2)	Accounts for 35% non-controlling interest in AvKARE.
(3)	Operating cash flow excludes a $110 million cash tax refund, which was substantially received as of September 30, 2020.
(4)	Assumes the weighted average diluted shares outstanding of Class A and Class B shares under the if-converted method.

The Company cannot provide a reconciliation of projected adjusted EBITDA to projected net income without unreasonable efforts because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items required for the reconciliation as such items are subject to the completion of year- and quarter-end accounting and financial reporting processes which have not been completed. The items include, but are not limited to, acquisition-related expenses, restructuring expenses and benefits, asset impairments and other gains and losses. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results.

The forward-looking statements herein provide projected information based on the Company’s current estimates and expectations and remain subject to change and finalization based on management’s ongoing review of results of the quarter and completion of all year- and quarter-end close processes. The Company cautions investors that if the estimates, expectations or assumptions underlying the forward-looking statements contained herein prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those expressed in, or implied by, these forward-looking statements. Other factors that could cause actual results to differ materially from the forward-looking statements contained herein are discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2020, as updated by the subsequent Form 10-Q and periodic filings with the SEC. The Company’s forward-looking statements speak only as of the date that such statements are made, and the Company undertakes no obligation to update forward-looking statements.

Item 7.01	Regulation FD Disclosure.

On January 12, 2021, the Company issued a press release announcing the Acquisition. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this report.

Item 9.01	Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement, dated January 11, 2021, by and among Kashiv BioSciences, LLC and Amneal Pharmaceuticals LLC.

99.1	Amneal to Acquire Substantially All of Kashiv Specialty Pharmaceuticals (furnished pursuant to Item 7.01).

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 12, 2021	AMNEAL PHARMACEUTICALS, INC.

	By:	/s/ Anastasios Konidaris
	Name:	Anastasios Konidaris
	Title:	Executive Vice President, Chief Financial Officer